As Filed with the Securities and Exchange Commission on November 9, 2005
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
November 9, 2005
Date of Report (Date of Earliest Event Reported)
Capital Bancorp, Inc.
(Exact name of registrant as specified in its charter)
Tennessee
(State or other jurisdiction of
incorporation or organization)

000-51114	62-1848668
(Commission File Number)	(I.R.S. Employer Identification Number)
1820 West End Avenue
Nashville, TN
(Address of principal executive offices)
37203
(Zip Code)
615-327-9000
(Registrant’s telephone number)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act
     ☐ Soliciting materials pursuant to Rule 14a-12 under the Exchange Act
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02 Results of Operation and Financial Condition
ITEM 9.01 Financial Statements and Exhibits
Signatures
Ex-99.1 Press Release

ITEM 2.02 Results of Operation and Financial Condition
Capital Bancorp. Inc., issued a press release on November 9, 2005 announcing quarterly and year-to-date earnings. Capital Bancorp, Inc., hereby incorporates by reference into this Item 2.02 the information set forth in its press release, dated November 9, 2005, a copy of which is included as an exhibit to this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and information set forth therein and herein are deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, except to the extent required by law.
ITEM 9.01 Financial Statements and Exhibits
     (c) Exhibits:
     99.1 Press Release of Capital Bancorp, Inc. dated November 9, 2005
Signatures
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAPITAL BANCORP, INC.
Date: November 9, 2005	By:	/s/ R. Rick Hart
R. Rick Hart, Chairman, President and CEO